UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2021

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

375 Pheasant Run

Newtown, PA 18940

(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC
Common Stock Warrants	ONTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 30, 2021, Onconova Therapeutics, Inc. (the “Company”) held a reconvened Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the following proposals:

Proposal 1. To consider and vote upon an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended, to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, or a “Reverse Stock Split,” by a ratio of not less than one-for-five and not more than one-for-fifteen, with the exact ratio to be set within this range by the Company’s Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”). The Reverse Stock Split Proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
103,615,039	30,750,692	869,049	None

Proposal 2. To approve an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended, to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of capital stock from 255,000,000 to 130,000,000 shares in order to decrease the number of authorized shares of common stock from 250,000,000 to 125,000,000 shares (the “Authorized Shares Decrease Proposal”). The Authorized Shares Decrease Proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
103,764,491	29,019,835	2,450,454	None

The Company’s Board of Directors is authorized for 90 days from the Special Meeting to effectuate the Reverse Stock Split Proposal and the Authorized Shares Decrease Proposal. The Company's Board of Directors expects to communicate with stockholders further with follow-up regarding these Proposals.

As previously reported in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on March 4, 2021 and April 1, 2021, the Company’s stockholders approved on March 4, 2021, when the Special Meeting was first convened, Proposal 3 to authorize one or more adjournments of the meeting, if necessary, to solicit additional proxies if there were insufficient votes in favor the Reverse Stock Split Proposal and/or the Authorized Shares Decrease Proposal at the Special Meeting or any adjournment(s) thereof. Accordingly, the Special Meeting was adjourned to April 1, 2021 and adjourned again to April 30, 2021 when the business of the Special Meeting was held.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2021	Onconova Therapeutics, Inc.

	By:	/s/ MARK GUERIN
Name: Mark Guerin
Title: Chief Financial Officer